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                                                                Exhibit 10.18


                                 EQUIPMENT LEASE


     EQUIPMENT LEASE (together with any Schedules (as defined below) delivered by the parties with respect hereto, this "LEASE"), made as of the 10th day of December, 1999 by and between ALCATEL USA FINANCING, INC., a Delaware corporation, with offices at 1000 Coit Road, Plano, Collin County, Texas 75075 (the "LESSOR") and ZIPLINK, INC., a Delaware corporation with a principal place of business at 900 Chelmsford St., Lowell, MA 01851 (the "LESSEE"). In consideration of the mutual promises herein contained, the parties hereto agree as follows:

                                ARTICLE 1 - LEASE

     1.01 The Lessor hereby leases to the Lessee and the Lessee hereby leases from the Lessor, property (collectively, the "EQUIPMENT" and, individually, an "ITEM OF EQUIPMENT") described in the Schedules now or hereafter executed and delivered by the parties, which Schedules shall be made a part hereof (collectively, the "SCHEDULES" and, individually, a "SCHEDULE"). In the event of any conflict between any provision of this Lease and any provision of any Schedule, the terms of such Schedule shall control.

                                ARTICLE 2 - TERM

     2.01 The lease term for each Item of Equipment ("LEASE TERM") shall commence (the "LEASE COMMENCEMENT DATE") upon the earlier to occur of (i) the date that the Lessor becomes liable for payment of the purchase price of such Item of Equipment under the applicable purchase order (the "PURCHASE ORDER") from the manufacturer or other seller (the "VENDOR") and related Assignment of Purchase Order and Security Interest with respect to such Item of Equipment,
(ii) the date the Lessee executes and delivers a Certificate of Acceptance of Equipment (a "CERTIFICATE OF ACCEPTANCE") in the form attached to the applicable Schedule and made a part hereof with respect to such Item of Equipment and such Certificate of Acceptance is accepted by Lessor or (iii) the date of delivery of such Item of Equipment pursuant to the Product Purchase and Services Agreement ("Purchase Agreement") therefor executed by the Lessee and the Vendor and assigned to the Lessor and shall expire on the Lease Expiration Date as set forth in the applicable Schedule unless earlier terminated, renewed or extended and such Items of Equipment are returned, all according to the terms of this Lease and the applicable Schedule (in which case such other termination or expiration date shall be the "LEASE EXPIRATION DATE"). Notwithstanding the foregoing, the rent for any Item of Equipment shall commence on the First Periodic Rent Payment Date as set forth in the applicable Schedule. The Lessee will signify its receipt of the applicable Item of Equipment by the execution and delivery to the Lessor of a Certificate of Acceptance; provided that Lessee's failure to execute and deliver a Certificate of Acceptance with respect to an Item of Equipment shall not release the Lessee from its obligations hereunder or with respect to any Item of Equipment. The Lessee's execution and delivery to the Lessor of the Certificate of Acceptance with respect to each Item of Equipment shall conclusively establish as between the Lessor and the Lessee that such Item of Equipment has been shipped to and accepted by the Lessee for all purposes of this Lease, notwithstanding any defect with respect to design, manufacture or condition or in any other respect.

                                ARTICLE 3 - RENT

     3.01 AMOUNT. The rent of any and every Item of Equipment shall be the amount designated in the applicable Schedule. The Lessee shall pay said rent monthly, in the amounts and at the times set forth in the


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applicable Schedule, to the Lessor at the address indicated above, or to such other person or at such other place as the Lessor may from time to time designate.

     3.02 DEFAULT. A default shall occur if:

     (a) the Lessee with regard to any Item or Items of Equipment fails to pay any rent or other amount herein provided within five (5) days after the same is due and payable;

     (b) any execution or any other writ of process shall be overtly threatened or issued in any action or proceeding against the Lessee whereby any Item of Equipment may be seized, taken or restrained;

     (c) a proceeding in bankruptcy, receivership or insolvency shall be instituted by or against the Lessee, any guarantor of any of the Lessee's obligations hereunder (each such guarantor referred to as a "GUARANTOR") or the respective property of the Lessee or any Guarantor and, if any such proceeding is commenced against the Lessee or any Guarantor, such proceedings shall not have been dismissed within sixty (60) days of such commencement;

     (d) the Lessee or any Guarantor shall enter into any arrangement or composition with their respective creditors;

     (e) the Lessee, with regard to any Item or Items of Equipment, fails to observe, keep or perform any term, covenant or agreement contained in SECTIONS 6.01, 8.02 or 11.02, or any representation or warranty made by the Lessee or a Guarantor herein, in any Guaranty (defined below) or in any certificate or other document delivered in connection with this Lease shall be incorrect in any material respect on the date made;

     (f) the Lessee, with regard to any Item or Items of Equipment, fails to observe, keep or perform any other provision of this Lease required to be observed, kept or performed by the Lessee and such failure continues uncured for ten (10) days after notice thereof from the Lessor to the Lessee;

     (g) a Guarantor, if any, with regard to any Item or Items of Equipment, fails to observe, keep or perform any provision of the guaranty agreement with respect to the obligations of the Lessee hereunder entered into by such Guarantor (such guaranty agreement, as amended, supplemented or otherwise modified from time to time, is referred to as a "Guaranty") required to be observed, kept or performed by said Guarantor and such failure continues uncured for such period of time, if any, as set forth in such Guaranty;

     (h) for any reason a Guaranty, if any, with regard to any Item or Items of Equipment, ceases to be in full force and effect; any Guarantor or any other person shall institute an action seeking a determination that a Guaranty shall not be in full force and effect; any action shall be taken to discontinue a Guaranty or to assert the invalidity of a Guaranty; or any Guarantor that is a natural person shall die;

     (i) the Lessee or any Guarantor shall default under any material credit facility, conditional sales agreement or lease after the expiration of grace or cure periods, if any, related thereto; or

     (j) the Lessor shall cease to be the owner, or have a first priority perfected security interest in, the Equipment or any portion thereof, except where such cessation results from the Lessee's valid exercise of its purchase option pursuant to Article 13.01 below.


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     Upon the occurrence of a default, the Lessor shall have the right to exercise any one or more of the following remedies:

     (1) To declare the entire amount of monthly rent (up to the Stipulated Loss Value determined as of the date of default) and any other amounts hereunder immediately due and payable as to any or all Items of Equipment shipped to and received by Lessee, without presentment, demand or notice to the Lessee of any kind, all of which are hereby expressly waived by the Lessee;

     (2) To sue for and recover all rents and other payments then accrued or thereafter accruing, with respect to any or all Items of Equipment, and all damages for the breach of this Lease;

     (3) To demand that the Lessee deliver any or all Items of Equipment immediately to the Lessor at the Lessee's expense to such location in the continental United States as the Lessor shall specify, or to take possession of any or all Items of Equipment, after notice to Lessee if so required by law, wherever the same may be located, without any court order or other process of law. After having taken possession of any such Item of Equipment, the Lessor, at its option and in its discretion, shall have the right to, and may retain, keep idle, sell, lease or otherwise dispose of any such Item of Equipment. The Lessee hereby waives any and all reasonable damages occasioned by such taking of possession or other actions or inactions which the Lessor is allowed hereunder. Any said taking of possession shall not constitute a termination of this Lease as to any or all Items of Equipment unless the Lessor expressly so notifies the Lessee in writing;

     (4)  To terminate this Lease as to any or all Items of Equipment; or

     (5)  To pursue any other remedy at law or in equity.

     Notwithstanding any such repossession, or any other action that the Lessor may take, the Lessee shall be and remain liable for the full performance of all obligations to be performed by the Lessee under this Lease, including, without limitation, paying to the Lessor all rents and other payments then accrued with respect to any or all Items of Equipment plus liquidated damages for loss of the bargain and not as a penalty equal to the Stipulated Loss Value for each Item of Equipment as set forth in the applicable Schedule hereto as of the date of default.

     All such remedies are cumulative, and may be exercised concurrently or separately and the election of one remedy will not be deemed to be an election of remedies to preclude the exercise of any other remedy.

     3.03 INTEREST. If the Lessee fails to pay any part of the rent herein reserved or any other amount required by the Lessee to be paid to the Lessor within five (5) days after the due date thereof, the Lessee shall pay to the Lessor interest on such delinquent payment from the due date thereof until paid at the rate of eighteen percent (18%) per annum or the highest rate allowed by applicable law, whichever is less.

     3.04 OFFSET. This Lease is a net lease. The Lessee's obligations to pay rent and all other amounts payable by it hereunder, as well as its obligations to perform or observe, as the case may be, its other agreements hereunder are absolute and unconditional and are not and shall not be subject to any abatement, reduction, offset, setoff, counterclaim, recoupment, defense, deferment or interruption for any reason whatsoever. Except as expressly provided herein, this Lease shall not terminate, nor shall the Lessee's obligations hereunder be affected, by reason of any defect in, damage to or loss of any Item of Equipment, the


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failure of the Vendor of any Item of Equipment to perform on its warranties or any one of them, the prohibition of or interference with the Lessee's use thereof by any person, corporation or governmental authority, the invalidity or unenforceability or lack of due authorization of this Lease or any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, it being the express intention of the Lessor and the Lessee that all rent and other amounts payable, and all obligations hereunder to be performed, by the Lessee shall be, and shall continue to be, payable or performed as the case may be, in all events unless the obligation to pay or perform the same shall be terminated pursuant to the express provisions of this Lease.

                                 ARTICLE 4 - USE

     4.01 MANNER OF USE. The Lessee shall at all times use the Equipment in a careful and proper manner in conformity with the manufacturer's specifications thereof and shall comply with all laws, ordinances and regulations and all conditions of insurance required hereby which relate in any way to the possession, use or maintenance of the Equipment. Nothing herein contained shall be construed to deny the fact that the Equipment is, and shall at all times be and remain, the sole and exclusive property of the Lessor as agreed in Article
11.01 hereof.

     4.02 MARKINGS. If at any time during the term of this Lease, the Lessor supplies the Lessee with labels, plates or other markings stating that the Equipment is owned by the Lessor, the Lessee shall affix and keep the same in a prominent place on the Equipment.

                             ARTICLE 5 - INSPECTION

     5.01 The Lessor shall, at any and all times during business hours, have the right to enter into and on the premises where any Item of Equipment may be located for the purpose of inspecting the same; observing its use or for any other purpose, including, without limitation, the enforcement of Lessor's rights hereunder in the event of a default by Lessee or by any Guarantor under any Guaranty. The Lessee shall give the Lessor immediate notice of any attachment or other judicial process affecting any Item of Equipment and of any other default hereunder and shall, whenever requested by the Lessor, advise the Lessor of the exact location of each Item of Equipment. Notwithstanding the foregoing, Lessee shall not remove any Item of Equipment from its original installation site without the prior written consent of Lessor, which may be withheld or granted by Lessor in its sole and absolute discretion. In addition, upon request the Lessee shall provide Lessor with any records related to the maintenance of the Equipment and the financial condition, operations and prospects of the Lessee or any Guarantor, in each case as maintained by the Lessee or such Guarantor or otherwise reasonably available to each entity or person.

                       ARTICLE 6 - ALTERATIONS AND REPAIRS

     6.01 ALTERATIONS. Except as expressly required by law or Vendor warranty directive, without the prior written consent of the Lessor, the Lessee shall not make any alterations, additions or improvements to the Equipment. All additions and improvements of whatsoever kind or nature made to any Item of Equipment shall belong to and become the property of the Lessor on the termination of this Lease or repossession with respect to such Item of Equipment.

     6.02 REPAIRS. Lessee, at its own cost and expense, shall keep each Item of Equipment in good repair, condition and working order and shall furnish any and all parts, mechanisms and devices and services required


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to keep each such Item of Equipment in good repair, condition and working order and to maintain any manufacturer warranties.

                           ARTICLE 7 - LOSS AND DAMAGE

     7.01 RISK OF LOSS AND DAMAGE. The Lessee hereby assumes and shall bear the entire risk of loss, damage and destruction to each Item of Equipment from any and every cause from and after the Lease Commencement Date and thereafter until such Item of Equipment has been returned to Lessor, as herein provided. No loss, damage or destruction to any Item of Equipment or any part thereof shall impair any obligation of the Lessee under this Lease, which shall continue in full force and effect, including, but not limited to, the obligation to pay the rent and all other amounts with respect to such Item of Equipment hereunder.

     7.02 DUTIES OF LESSEE. In the event of loss, damage or destruction of any kind (but not beyond economical repair) to any Item of Equipment during the Lease Term with respect thereto and thereafter until such Item of Equipment has been returned to Lessor, as herein provided, the Lessee, at the option of the Lessor but at the sole cost and expense of Lessee, shall place the same in good repair, condition and working order and in the condition required by this Lease.

     7.03 STIPULATED LOSS VALUE. If any Item of Equipment is lost, stolen, destroyed, requisitioned by any governmental authority or damaged beyond economical repair, the Lessee shall pay the Lessor therefor in cash the Stipulated Loss Value for such Item of Equipment as set forth in the applicable Schedule hereto. On such payment, this Lease shall terminate with respect to such Item of Equipment so paid for and the Lessee thereupon shall receive title to such Item of Equipment "as-is," "where-is" and "with all faults" without warranty, express or implied, with respect to any matter whatsoever. Prior to such payment, no such loss, theft, destruction, requisition by any governmental authority or damage beyond economical repair of any Item of Equipment shall impair any obligation of Lessee under this Lease, all of which shall continue in full force and effect including, but not limited to, the obligation to pay the rent and all other amounts hereunder.

                         ARTICLE 8 - INSURANCE AND TAXES

     8.01 INSURANCE. In respect of this Lease and the Equipment, the Lessee shall maintain public liability, property damage and casualty insurance covering each Item of Equipment in form and amount and with companies approved by the Lessor and shall name Lessor, Lessee and Lessor's assignees as loss payees and/or additional insureds, as their interests may appear. The Lessee shall pay the premiums therefor, at its sole cost and expense, and shall deliver to the Lessor at any time upon request evidence of such policies satisfactory to the Lessor. Each insurer shall agree, by endorsement on the policy issued by it or by independent instrument furnished to the Lessor, that such insurer will give the Lessor thirty (30) day's prior written notice before the policy in question shall be altered, canceled or terminated without renewal. Each insurance policy shall require payment thereunder notwithstanding any breach or violation by the Lessee of any warranties, declarations or conditions thereof. The proceeds of any casualty insurance with respect to any Item of Equipment, at the option of the Lessor, shall be applied:

     (a)  toward the restoration or repair of such Item of Equipment; or

     (b)  toward payment of the Lessee's obligations hereunder.


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     The Lessee hereby appoints the Lessor as the Lessee's attorney in fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss or damage under any said insurance policy. At the Lessor's request, the Lessee shall furnish the Lessor with evidence reasonably satisfactory to the Lessor that the insurance coverage required hereby is in effect.

     8.02 TAXES. The Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances of any nature whatsoever, and shall pay and shall indemnify and hold harmless the Lessor from, all license fees, registration fees, assessments, withholding charges and taxes (including without limitation, property taxes, value-added taxes, sales and use taxes) (all such items, being collectively, "CHARGES") which may now or hereafter be imposed on the ownership, delivery, return, leasing, renting, sale, possession or use of the Equipment or otherwise arising out of this Lease, excluding, however, all taxes on or measured by the Lessor's net income. In addition, Lessee shall timely make all filings, reports and returns required in connection with any Charges, and, in the event that the Lessor shall be required to execute any filing, report or return, such document shall be completed and delivered to the Lessor with instructions for execution within a reasonable period prior to the due date thereof. When requested by Lessor, Lessee shall provide to Lessor evidence of any payment or filing required to be made by Lessee hereunder.

     8.03 LESSOR'S PAYMENT. In case of failure of the Lessee to procure or maintain any such insurance, to pay any such Charges or to perform any other covenant or obligation of the Lessee hereunder, as herein before specified, the Lessor shall have the right, but shall not be obligated, to effect such insurance, pay such Charges or perform such other covenant or obligation, as the case may be. In any such event, any payment made or expense incurred by the Lessor in connection therewith shall be repaid by the Lessee to the Lessor within ten (10) days of notice, and failure of the Lessee to timely repay the same shall carry with it the same consequences, including, without limitation, interest at eighteen percent (18%) per annum (or the highest rate allowed by applicable law, whichever is less), as failure to pay any installment of rent.

                             ARTICLE 9 - WARRANTIES

     9.01 LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS, OR DAMAGE (INCLUDING, BUT NOT LIMITED TO, LOST REVENUES OR LOST PROFITS) CAUSED OR ALLEGED TO BE CAUSED DIRECTLY, INDIRECTLY, INCIDENTALLY OR CONSEQUENTLY BY THE EQUIPMENT OR ANY ITEM OF EQUIPMENT, BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY INCIDENT WHATSOEVER IN CONNECTION THEREWITH, ARISING IN STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, OR IN ANY WAY RELATED TO OR ARISING OUT OF THIS LEASE. THE LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING THOSE OF MERCHANTABILITY, DURABILITY, CONDITION OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EQUIPMENT OR ANY ITEM OF EQUIPMENT AND EXPRESSLY DISCLAIMS THE SAME. FURTHER, THE LESSEE CONFIRMS THAT IT DECIDED TO LEASE THE EQUIPMENT ON THE BASIS OF ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY THE LESSOR, AND THE LESSEE ACKNOWLEDGES THAT THE LESSOR IS NOT A MANUFACTURER OR VENDOR OF ANY PART OF THE EQUIPMENT. As to each Item of Equipment and so long as no default shall exist hereunder, Lessor hereby assigns to Lessee, without recourse, during the Lease Term with respect to any such Item of Equipment, all applicable manufacturer's warranties which by their terms are so assignable; provided upon the occurrence of a default hereunder, all warranties shall, without further action, revert to the Lessor and the Lessor shall be entitled to administer the same and receive all proceeds therefrom. The Lessee shall take all


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reasonable action to enforce such warranties to the extent so assigned. All claims or actions on any warranty so assigned shall be made and prosecuted by the Lessee at its sole cost and expense, and the Lessor shall have no obligation to claim any warranty. The Lessee shall keep the Lessor informed of any such claim or action by the Lessee, and any recovery under such warranty shall be payable jointly to the Lessor and the Lessee, as their interests may appear. All proceeds of such recovery shall be used, in the Lessor's discretion, to repair the Item of Equipment to which such warranty relates or pay amounts due herewith.

                         ARTICLE 10 - PERSONAL PROPERTY

     10.01 The Equipment is, and shall at all times be and remain, personal property, notwithstanding that the Equipment or any part thereof may be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting on, real property or any building thereon, or attached in any manner to that which is permanent as by means of cement, plaster, nails, screws or otherwise. If requested by the Lessor, the Lessee shall obtain, prior to or after the delivery of any Item of Equipment, a certificate in form satisfactory to the Lessor from each party having an interest in the real property where any Item of Equipment may be located, waiving any claim with respect to such Item of Equipment.

                      ARTICLE 11 - OWNERSHIP AND ASSIGNMENT

     11.01 OWNERSHIP. The Equipment is, and shall at all times be and remain, the sole and exclusive property of the Lessor. The Lessee shall have no right, title or interest therein, except as expressly set forth in this Lease. Lessee will execute and deliver to Lessor all such instruments and documentation reasonably requested by Lessor confirming Lessor's ownership interest in the Equipment. To the extent that the Lessee is deemed to receive any interest in the Equipment or related warranties or that this Lease shall constitute a financing under applicable law, then Lessee hereby grants to the Lessor a security interest in and to the Equipment, all warranties related thereto and the proceeds from the foregoing. Lessee agrees to execute and file Uniform Commercial Code financing statements and to take whatsoever action as is requested by the Lessor necessary or beneficial to protect or perfect the Lessor's interest in any or all of this Lease, any Schedule, the payments due hereunder, the Equipment and the proceeds of the foregoing. Lessor may file a copy of this Lease, as well as any Schedule, as a financing statement. To facilitate the foregoing, the Lessee covenants that it will not move any Equipment from the site of its delivery (any such removal also requiring the written consent of the Lessor), change its principal place of business or chief executive office from its address as set forth in the heading of this Lease or change its name (or do business in any other name) in each case without providing to the Lessor at least thirty (30) days' prior written notice.

     11.02 ASSIGNMENT. Without the prior written consent of the Lessor, the Lessee shall not:

     (a) assign, transfer, pledge or hypothecate this Lease, the Equipment, any Item of Equipment or any interest in such Equipment; or

     (b) sublet or lend the Equipment or any Item of Equipment, or permit the Equipment or any Item of Equipment to be used by anyone other than the Lessee or the Lessee's employees.

     11.03 LESSOR'S ASSIGNMENT. All rights of the Lessor under this Lease and in the Equipment (or any portion thereof) may be sold, assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part. If the Lessor assigns or otherwise transfers this Lease or its interest in the Equipment (or any portion thereof), or the rentals due or to become due hereunder or any other interest herein, whether as


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security for any of its indebtedness or otherwise, no breach or default by the
Lessor hereunder or pursuant to any other agreement between the Lessor or Lessee, shall excuse performance by the Lessee of any provision hereunder. No such assignee shall be obligated to perform any duty, covenant or condition required to be performed by the Lessor under the terms of this Lease; provided, however, that no such assignment shall impair or diminish Lessor's obligations hereunder. The Lessee hereby agrees to acknowledge and consent to any such documentation as the Lessor or any such assignee may require and agrees to furnish to any such assignee copies of any notices given by the Lessee under this Lease or any Schedule.

                             ARTICLE 12 - INDEMNITY

     12.01 The Lessee shall indemnify the Lessor against, and shall hold the Lessor harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees, arising out of, connected with, or resulting from the Equipment, any Item of Equipment or this Lease, including without limitation, the selection, delivery, possession, use, operation or return of the Equipment and any Item of Equipment. The indemnities, assumptions of liability and obligations for costs and expenses contained in this Lease, in any Schedule or in any other document or agreement delivered by the Lessee in connection herewith, including without limitation this Article 12, shall continue in full force and effect notwithstanding the termination of this Lease or any Schedule, whether by expiration of time, by operation of law or otherwise. If Lessor advises Lessee in good faith that an important general interest of Lessor is involved in any claim, Lessor may control any defense or settlement with counsel selected by Lessor and reasonably acceptable to the Lessee without diminution of Lessee's obligations hereunder.

                          ARTICLE 13 - PURCHASE OPTION

     13.01 On the Lease Expiration Date as to each and every Item of Equipment, if all rents theretofore due and payable have been paid in full and Lessee has performed all of its other obligations hereunder, the Lessee shall have the option to purchase (which purchase with respect to any license to use software comprising a portion of the Equipment shall include only such rights to use any software as were conveyed to Lessor by Vendor and shall not include any ownership interest in any such software) such Item of the Equipment on an "AS-IS," "WHERE-IS" and "WITH ALL FAULTS" basis without warranty, express or implied, with respect to any matter whatsoever, by Lessor, for ONE DOLLAR ($1.00). In connection with any sale of any such Item of Equipment Lessee shall convey such rights in the Equipment as it received from the Vendor and the bill of sale corresponding thereto shall expressly state, that such Item of Equipment is sold "as-is," "where-is" and "with all faults," and Lessor shall disclaim any express or implied warranties of any kind, including those of merchantability, durability, condition and fitness for a particular purpose or use. Upon any such purchase, the Lessor will duly execute and deliver to the Lessee a bill of sale to effect transfer of ownership of such Item of Equipment to the Lessee, free and clear of all encumbrances, security interests and liens arising as a result of actions of the Lessor (other than encumbrances, security interests or liens suffered or permitted by the Lessee to become effective thereon or otherwise the responsibility of the Lessee hereunder), upon payment by the Lessee of the purchase price and thereupon this Lease shall terminate as to such Item of Equipment, and no further rents shall become due in respect to such Item of Equipment so purchased by Lessee.

                        ARTICLE 14 - RETURN OF EQUIPMENT

     14.01 Upon termination of this Lease with respect to any Item of Equipment, the Lessee shall return such Item of Equipment to such location in the continental United States as the Lessor shall specify, unless the Lessee shall have purchased such Item of Equipment and shall have paid all amounts due in connection


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therewith as provided herein. Upon such return, such Item of Equipment shall be in good working order and condition, ordinary wear and tear excepted, shall be certified for manufacturer's maintenance and shall be free and clear of all encumbrances, security interests and liens. Notwithstanding any other provision contained herein, until such Item of Equipment shall have been returned to the Lessor as required above, all of the provisions of this Lease with respect thereto shall continue in full force and effect. The Lessee shall pay all costs and expenses in connection with or incidental to the return of each Item of Equipment, including, without limitation, the cost of removing, assembling, packing, insuring and transporting the same.

              ARTICLE 15 - LESSEE'S REPRESENTATIONS AND WARRANTIES

     15.01 The Lessee represents and warrants to and agrees with Lessor that:
(1) the Lessee is and (except as expressly permitted hereinbelow) shall continue to be a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation, is duly qualified and in good standing in all other jurisdictions in which Equipment may be located and is not exempt from United States income taxation; (2) the Lessee's execution, delivery and performance of this Lease, each Schedule and the other documents herein contemplated have been (or if the same should be not yet executed and delivered, at the time of such execution and delivery, will have been) duly authorized by all necessary corporation action, will not result in any breach, default or violation of or under the Lessee's certificate of incorporation or bylaws or any agreement, order or law by which the Lessee is or may be bound or its property is or may be affected; (3) this Lease as well as each Schedule and the other documents executed and delivered by the Lessee in connection herewith constitute (or if the same should be not yet executed and delivered, at the time of such execution and delivery, will constitute) the legal, valid and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms; (4) all financial statements and other information heretofore furnished by the Lessee or any Guarantor, as the case may be, to the Lessor were when so furnished (or if the same shall be furnished hereafter, when so furnished shall be) true and complete; and (5) upon any consolidation or merger of the Lessee with or into any other corporation(s) or upon any sale or conveyance of all or substantially all of the property of the Lessee to any other person or entity, the Lessee will cause the due and punctual performance and observance of all covenants and obligations of the Lessee hereunder to be assumed by the surviving corporation or by the person or entity which shall have acquired such property; provided that any such assumption shall not release the Lessee from its obligations hereunder in the case of any sale or conveyance of all or substantially all of its property or where it survives any consolidation or merger. The foregoing representations, warranties and agreements shall remain in effect throughout the term of this Lease.

                         ARTICLE 16 - GENERAL PROVISIONS

     16.01 COSTS AND EXPENSES. The Lessee shall pay or reimburse the Lessor within five (5) days of demand therefor for all costs and expenses incurred by the Lessor in connection with the preparation, delivery and execution of this Lease or any document or instrument in connection with this Lease, the consummation of the transactions contemplated by this Lease and the enforcement or attempted enforcement of any rights or remedies under this Lease or any document or instrument in connection with this Lease (including in connection with any restructuring or "workout" related to an Item of Equipment, including in any bankruptcy or insolvency proceeding).

     16.02 INFORMATION. Lessee agrees to furnish to the Lessor: (i) copies of annual and quarterly financial statements, including a copy of the balance sheet and profit and loss statement of the Lessee certified to by an authorized financial officer of the Lessee; and (ii) such additional information as the Lessor or any assignee


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may reasonably request concerning this Lease in order to enable the Lessor or assignee to determine whether the covenants, terms and provisions of this Lease have been complied with by the Lessee.

     16.03 CONCURRENT REMEDIES. No right or remedy herein conferred on or reserved to the Lessor is exclusive of any right or remedy herein or by law or equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise and may be enforced concurrently therewith or from time to time.

     16.04 NONWAIVER. No covenant or condition of this Lease may be waived except by the written consent of the Lessor. Forbearance or indulgence by the Lessor in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by the Lessee to which the same may apply, and, until complete performance by the Lessee of any covenant or condition, the Lessor shall be entitled to invoke any remedy available to the Lessor under this Lease or by law or in equity despite any forbearance or indulgence. No waiver by the Lessor of any default or noncompliance with this Lease shall operate as a waiver of any other default or noncompliance or the same default or noncompliance on a future occasion.

     16.05 ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the Lessor and the Lessee and supersedes any prior understanding or written or oral agreements between the parties with respect to the subject matter hereof, and this Lease shall not be amended, altered or changed except by a written agreement signed by the parties hereto.

     16.06 NOTICES. Service of all notices under this Lease shall be sufficient if given personally or mailed, sent by facsimile transmission or delivered by overnight courier to the party involved at its respective address hereinabove set forth, or at such address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid. Any such notice sent by facsimile transmission shall be deemed received on the next business day following the transmission; and any notice sent by national recognized overnight courier shall be deemed received on the following business day.

     16.07 TIME. Time is of the essence with reference to payment in this Lease, and in each and all of its provisions.

     16.08 PARTIES BOUND. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns where permitted by this Lease. As used herein, the term "LESSOR" shall include all assignees of the Lessor.

     16.09 SUCCESSORS AND ASSIGNS. If any one or more of the provisions contained in this Lease shall, for any reason, be held to be invalid, illegal or unenforceable in any respect or in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof or of such provision in any other jurisdiction, and this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     16.10 GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES.


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     16.11 CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

     (a) The Lessee hereby irrevocably agrees that any suit, action, proceeding or claim against the Lessee arising out of, or relating to, this Lease or any judgment entered by any court in respect thereof may be brought and enforced in any court located in the State of Texas and the Lessee hereby irrevocably submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or claim. The Lessee hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Lease brought in any court located in the State of Texas and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Lessee further irrevocably consents to the service of process out of any of the aforementioned courts in any suit, action, proceeding or claim by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to its address set forth herein or in any other manner in accordance with the provisions of the laws of the State of Texas. Nothing herein shall affect the right of the Lessor to commence legal proceedings or otherwise proceed against the Lessee in any jurisdiction or to serve process in any manner permitted by applicable law.

     (b) THE LESSOR AND THE LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LEASE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE LESSOR OR THE LESSEE.

     16.12 POWER OF ATTORNEY. The Lessee hereby irrevocably constitutes and appoints Lessor and any officer or agent thereof, with full power of substitution and resubstitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Lessee and in the name of Lessee or in its own name, from time to time in the Lessor's discretion, for the purpose of carrying out the terms of this Lease, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Lease. The powers conferred on the Lessor under this Section are solely to protect the Lessor's interest in the Equipment or any Item of Equipment and shall not impose any duty upon Lessor to exercise any such powers. The Lessor shall be accountable only for its gross negligence or willful misconduct and for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Lessee for any act or failure to act.

     16.13 FURTHER ASSURANCES; CERTAIN EXPENSES. The Lessee will, at its own cost and expense, promptly and duly execute and deliver to the Lessor such further documents and assurances and take such further action as the Lessor may from time to time request in order to more effectively carry out the intents and purposes of this Lease and to establish and protect the rights, interests and remedies created or intended to be created in favor of the Lessor hereunder. Lessee shall pay or reimburse Lessor for any costs and expenses incurred by Lessee in connection with any title or lien searches related to the Lessee or the Equipment, stamp, documentary charges or financing statement filing fees with respect to the Lease, administration expenses arising from the Lease and any similar out-of-pocket costs and expenses. In addition, if the Lessor incurs any breakage, make-whole or similar cost or expense to any third party as a result of the prepayment by the Lessee of any of its obligations hereunder (including, without limitation, where Lessor has sold, assigned or transferred any of its rights hereunder), then the Lessee shall, upon request by the Lessor, promptly reimburse the Lessor therefor; provided, however, that such reimbursement: (I) shall be limited to reasonable expenses


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incurred by Lessor as a result of Lessee's prepayment; and (ii) shall not exceed five percent (5%) of the total amount of the principal prepayment by Lessee that resulted in the expense to Lessor. This provision shall survive the earlier termination of this Lease or any Schedule.

     16.14 COUNTERPARTS. This Lease and any amendments, waivers, consents or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     16.15 HEADINGS. Article and Section headings in this Lease are included herein for convenience of reference only and shall not constitute a part of this Lease for any other purpose or be given any substantive effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.


LESSEE:                                     LESSOR:

ZIPLINK, INC.                               ALCATEL USA FINANCING, INC.


By:  /s/ Gary P. Strickland                 By:  /s/ Ronald R. Fuqua
     ------------------------------              -----------------------------

Its: Chief Financial Officer                Its: Treasurer and Senior Director